SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM 8-K
                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                             September 26, 2000
                             ------------------
              Date of Report (Date of earliest event reported)


                  INTERNATIONAL FLAVORS & FRAGRANCES INC.
                  ---------------------------------------
           (Exact name of registrant as specified in its charter)

                                  New York
                                  --------
               (State or other jurisdiction of incorporation)


             1-4858                                   13-1432060
     ----------------------                  -------------------------------
    (Commission File Number)                (IRS Employer Identification No.)


   521 West 57th Street, New York, New York                10019
   ----------------------------------------                -----
(Address of principal executive offices)                 (Zip Code)

                               (212) 765-5500
                               --------------
            (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

            On September 26, 2000, International Flavors & Fragrances Inc., a New York corporation (the "Company"), entered into a First Amendment (the "Amendment") to the Shareholder Protection Rights Agreement, dated as of March 21, 2000 (the "Rights Agreement"), by and between the Company and The Bank of New York, as Rights Agent. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Rights Agreement.

            Pursuant to the Amendment, the definition of "Acquiring Person" in Section 1.1 of the Rights Agreement has been amended to reduce the ownership threshold for becoming an Acquiring Person from 20% to 15% of the Company's Common Stock. Second, Section 5.1 of the Rights Agreement has been amended to provide that if within 180 days of a public announcement by a third party of its intent or proposal to engage (without the current and continuing concurrence of the Board of Directors (the "Board")) in a transaction involving an acquisition of or business combination with the Company or otherwise to become an Acquiring Person, and the majority of the Board elected has not been nominated by the prior Board, the Rights may not be redeemed for a 180-day period after the effectiveness of such election unless certain "Value Enhancement Procedures" are implemented to maximize shareholder value, or that any redemption decision, if challenged, would meet an "entire fairness" test. Third, Section 5.4 of the Rights Agreement has been amended to provide that the Rights Agreement may not be amended at any time during the 180-day period described in the previous sentence.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits:


      Exhibit No.   Description
      -----------   -----------

      4 First Amendment, dated as of September 26, 2000, to the Shareholder Protection Rights Agreement, dated as of March 21, 2000, by and between International Flavors & Fragrances Inc. and The Bank of New York, as Rights Agent




                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         INTERNATIONAL FLAVORS & FRAGRANCES INC.


                         By: /s/ Stephen A. Block
                             --------------------------------------------------
                             Name:  Stephen A. Block
                             Title: Senior Vice President, General Counsel and
                                       Secretary



Dated:  October 2, 2000


                               EXHIBIT INDEX


      Exhibit No.   Description
      -----------   -----------

      4 First Amendment, dated as of September 26, 2000, to the Shareholder Protection Rights Agreement, dated as of March 21, 2000, by and between International Flavors & Fragrances Inc. and The Bank of New York, as Rights Agent